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                                                                    EXHIBIT 10.4

                           MORTGAGE SPREADER AGREEMENT

     THIS MORTGAGE SPREADER AGREEMENT (this "Mortgage Spreader Agreement") is made as of August 31, 2004 by and between ONEIDA SILVERSMITHS, INC. (the "Entity"), a New York corporation, having an address at 163-181 Kenwood Avenue, Oneida, New York 13421; ONEIDA COUNTY INDUSTRIAL DEVELOPMENT AGENCY (the "Agency"; the Entity and the Agency, together with their respective successors and assigns, being collectively called the "Mortgagor"), having an address at 153 Brooks Road, Rome, New York 13441; and JPMORGAN CHASE BANK (together with its successors and assigns, the "Mortgagee"), as collateral agent for the lenders from time to time party to the Credit Agreement (as defined in the Amended and Restated Mortgage, as hereinafter defined). All capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement, unless otherwise indicated herein.

          A. The Mortgagee is the owner and holder of a certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing securing the original principal amount of $20,115,000.00 given by the Mortgagors, dated as of August 31, 2004 and recorded contemporaneously herewith in the Oneida County Clerk's Office (the "Amended and Restated Mortgage").

          B. The Amended and Restated Mortgage is a lien on, among other things, the real property located in Oneida County, New York and described on Schedule A attached to this Agreement which is owned in fee by the Agency and leased to the Borrower (the "Original Mortgaged Property").

          C. Pursuant to the quitclaim deeds more particularly described on Schedule C attached hereto, Oneida Ltd. ("Oneida") conveyed, and the Entity acquired, the fee title in and to, among other things, the additional real property located in Oneida County and Madison County, New York more particularly described on Schedule B attached hereto (the "Additional Property");

          D. The Mortgagors and the Mortgagee desire to spread the lien of the Amended and Restated Mortgage to include the Additional Property.

          NOW, THEREFORE, for ONE DOLLAR ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Mortgagor and Mortgagee hereby agree as follows:

          1. The lien of the Amended and Restated Mortgage is spread to cover the Additional Property, so that the security for the Amended and Restated Mortgage shall consist of the Original Mortgaged Property and the Additional Property.





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          2. As used in the Amended and Restated Mortgage, (i) the term
"Premises" shall include the Original Mortgaged Property and the Additional Property; (ii) the term "Improvements" shall include all of the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, and improvements now or thereafter located on the Original Mortgaged Property and the Additional Property; and (iii) the term "Mortgaged Property" shall now include the Premises (as defined in this Section
2), the Improvements (as defined in this Section 2), and all right, title interest, and estate of Mortgagors now owned, or hereafter acquired, in and to the property, rights, interests, and estates defined in the Granting Clauses contained in the Amended and Restated Mortgage as such rights relate to the Premises and Improvements defined herein.

          3. All of the provisions, conditions and covenants set forth in the Amended and Restated Mortgage, including without limitations Article IV, Section 10 of the Amended and Restated Mortgage, shall remain in full force and effect without any changes whatsoever except for the inclusion of the Additional Property as part of the security for the indebtedness secured by the Amended and Restated Mortgage and the changes identified in Section 2 of this Mortgage Spreader Agreement.

          4. The Mortgagor and the Mortgagee certify that this Mortgage Spreader Agreement refers to the same indebtedness secured by the Amended and Restated Mortgage and no further obligation or additional obligation is secured by this Mortgage Spreader Agreement.

          5. This Mortgage Spreader Agreement shall be binding and inure to the benefit of the Mortgagor and the Mortgagee and their respective successors and assigns.

          6. This Mortgage Spreader Agreement may be executed in one or more counterparts, any one or all of which shall constitute but one agreement.





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THE MORTGAGOR HEREBY DECLARES THAT THE MORTGAGOR HAS READ THIS MORTGAGE SPREADER
AGREEMENT, HAS SIGNED THIS MORTGAGE SPREADER AGREEMENT AS OF THE DATE AT THE TOP OF THE FIRST PAGE AND THE MORTGAGOR ACKNOWLEDGES THAT IT HAS RECEIVED A TRUE AND COMPLETE COPY OF THIS MORTGAGE SPREADER AGREEMENT.

IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have duly caused this Mortgage Spreader Agreement to be duly executed and delivered as of the day and year first above written.

                                        Oneida Silversmiths, Inc.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                            Name: Peter J. Kallet
                                            Title: Chief Executive Officer


                                        Oneida County Industrial Development
                                        Agency


                                        By: /s/ ROBERT R. CALLI
                                            ------------------------------------
                                            Name: Robert R. Calli
                                            Title: Chairman


                                        JPMorgan Chase Bank,
                                        as Collateral Agent


                                        By: /s/ ROGER ODELL
                                            ------------------------------------
                                            Name: Roger Odell
                                            Title: Managing Director





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STATE OF NEW YORK
COUNTY OF MADISON      ss.:

     On August 18th, 2004 before me, the undersigned, personally appeared Peter
J. Kallet, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ ERIN L. MARKEY
                                            ------------------------------------
                                            Notary Public

     [SEAL]

STATE OF NEW YORK

COUNTY OF NEW YORK     ss.:

     On August 17th, 2004 before me, the undersigned, personally appeared Robert
R. Calli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ KRISTEN L. SMITH
                                            ------------------------------------
                                            Notary Public

     [SEAL]

STATE OF NEW YORK
COUNTY OF MUNROE       ss.:

     On August 31, 2004 before me, the undersigned, personally appeared Roger Odell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ ARLENE N. CARROLL
                                            ------------------------------------
                                            Notary Public

     [SEAL]





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                                   Schedule A

                           Original Mortgaged Property

This Schedule A to the foregoing Mortgage Spreader Agreement is not filed with such document. This Schedule A will be furnished supplementally to the Securities & Exchange Commission upon request.





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                                   Schedule B

                               Additional Property

This Schedule B to the foregoing Mortgage Spreader Agreement is not filed with such document. This Schedule B will be furnished supplementally to the Securities & Exchange Commission upon request.





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                                   Schedule C

                               The Quitclaim Deeds

1. Quitclaim Deed, dated July 25, 2003, from Oneida to the Entity, and recorded on August 27, 2003 as 2003-021683 with the Clerk of Oneida County.

2. Quitclaim Deed, dated July 25, 2003, from Oneida to the Entity, and recorded on August 27, 2003 as 2003-021684 with the Clerk of Oneida County.

3. Quitclaim Deed, dated July 25, 2003, from Oneida to the Entity, and recorded on August 27, 2003 as 2003-026185 with the Clerk of Oneida County.

4. Quitclaim Deed, dated July 25, 2003, from Oneida to the Entity, and recorded on August 26, 2003 in liber 1268 page 7 with the Clerk of Madison County.